ISDA®

International Swaps and Derivatives Association, Inc.

AMENDMENT

dated as of 13 May 2010

to the

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA MASTER AGREEMENT

dated as of 9 January 2008

between

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Schedule **("Party A")**	and	**HSBC Bank plc** **("Party B")**

The Parties have entered into an ISDA Master Agreement (the ***"Master Agreement"***) with Schedule to the Master Agreement (the ***"Schedule"***) dated as of 9 January 2008 and an 1995 ISDA Credit Support Annex (Bilateral Form - Transfer) to the Schedule to the Master Agreement between Hermes Investment Management Limited acting on behalf of each Sub-Fund of Hermes Investment Management Limited, severally and not jointly, and HSBC Bank plc (the ***"Annex")*** as amended and supplemented from time to time.

The parties have agreed to amend the Annex as follows (this "Amendment Agreement"):

1. Amendment of the Annex

1.1 Paragraph 11(a)(ii) shall be deleted in its entirety and replaced with the following:

(ii) "Eligible Currency" means the Base Currency and United States Dollars ("USD") and Euro ("EUR").

1.2 Paragraph 11(f)(i) shall be deleted in its entirety and replaced with the following:

(i) ***Interest Rate.*** The ***"Interest Rate"*** in relation to each Eligible Currency specified below will be:-

Eligible Currency	***Interest Rate***
Euro	**EONIA: "EONIA"** for any day in the Interest Period means the reference rate equal to the overnight rate as calculated by the European Central Bank as published by Bloomberg on the first TARGET Settlement Day following that day (or if Page EONIA ceases to exist, another equivalent page or reference; or if no such rate is set forth for such day as reported on Bloomberg, the rate set forth for the next preceding day for which such a rate is set forth therein).
USD	For USD, for any day will be, the rate opposite the caption "Federal Funds (Effective Rate)" for such day as published) by Bloomberg on page reference FEDL or any successor publication as published by the Board of Governors of the Federal Reserve System.
GBP	For GBP "SONIA" which for any day means the reference rate equal to the overnight rate which appears opposite SONIO/N on Bloomberg page "SONIO Index", on the first London Banking Day following that day.

2. Representations

Each party represents to the other party that all representations by it contained in the Master Agreement are true and accurate as of the date of this Amendment Agreement and such representations are deemed to be given or repeated, as the case may be, by each party on the date of this Amendment Agreement as if references in such representations to the Master Agreement included references to this Amendment Agreement.

3. Miscellaneous

(a) **Definitions.** Capitalised terms used in this Amendment Agreement and not otherwise defined shall have the meanings specified for such terms in the Master Agreement.

(b) **Entire Agreement.** The Master Agreement as amended from time to time, including this Amendment Agreement, constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided in this Amendment Agreement) with respect to its subject matter.

(c) **Continuation of Agreement.** Except as amended by this Amendment Agreement, the Master Agreement shall continue in full force and effect in accordance with its terms

(d) **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(e) **Headings.** The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment Agreement.

(f) **Governing Law.** This Amendment Agreement will be governed by and construed in accordance with English law and the provisions of Section 13 (*Governing Law and Jurisdiction*) of the Master Agreement will apply to this Amendment Agreement as if references therein to this Master Agreement were references to this Amendment Agreement.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this Amendment Agreement.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Schedule	**HSBC Bank plc**
("Party A")	**("Party B")**
By: [signature]	By: [signature]
Name: INGRID A KIRBY	Name: DON G. PEARCE
Title: DIRECTOR	Title: AUTHORISED SIGNATORY
Date: 4-6-10	Date: 20 MAY 2010